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                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 1 TO

                         COMMON STOCK PURCHASE AGREEMENT

         This Amendment No. 1 to the Common Stock Purchase Agreement (this "AMENDMENT") is dated as of March 9, 2005 by and among Intelligroup, Inc., a New Jersey corporation (the "COMPANY"), and each purchaser identified on the signature page hereto (each a "PURCHASER" and collectively, the "PURCHASERS").

         WHEREAS, subject to the terms and conditions set forth in this Amendment, the Company and the Purchasers desire to amend certain provisions of that Common Stock Purchase Agreement entered into by the parties on or about 29 September 2004 (the "Agreement").

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree that the following sections of the Agreement shall be amended and/or waived as follows:

         1.0. The definition of "Effective Date" as set forth in Section 1.1 Definitions of the Agreement shall be deleted in its entirety and be replaced with the following:

          "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

         2.0. The definition of "Required Effectiveness Date" as set forth in
Section 1.1 Definitions of the Agreement shall be deleted in its entirety.

         3.0.     Section 6.1 Registration, shall be amended as follows:

                  6.1 REGISTRATION.

                  (a) As promptly as reasonably practical, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1 or another appropriate form in accordance herewith as the Purchaser may consent) and shall contain (except if otherwise directed by the Purchaser) the "Plan of Distribution" attached hereto as Exhibit B. The Company and Purchasers acknowledge that, at the time of this Amendment, the Company is in the process of re-auditing certain financial statements which may impact the filing of the Registration Statement and that, therefore, the Company may not be in a position to file any such Registration Statement until following the re-audit of such financials and the filing of the related reports under the Exchange Act.


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                 (b) The Company shall use its best efforts to cause the
         Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until such time as all Shares can be sold under Rule 144 in any consecutive 180-day period or such earlier date when all Registrable Securities covered by such Registration Statement have been sold (the "Effectiveness Period").

                  (c) The Company shall notify Purchaser in writing promptly (and in any event within one Trading Day) after receiving notification from the Commission that the Registration Statement has been declared effective.

                  (d) This Section has been deleted in its entirety and is no longer applicable.

                  (e) This Section shall continue in the form set forth in the Agreement.

                  (f) This Section shall continue in the form set forth in the Agreement.

         4.0. Section 4.2. The covenant relating to the timely filing of reports by the Company as required by the Exchange Act shall be waived in its entirety.

         5.0. All other provisions of the Agreement shall remain in full force and effect.

                            [SIGNATURE PAGES FOLLOW]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.



                                    INTELLIGROUP, INC.

                                    By: /s/ Arjun Valluri
                                    ---------------------
                                    Name: Arjun Valluri
                                    Title: Chief Executive Officer




                                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                                      SIGNATURE PAGES FOR PURCHASERS FOLLOW]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    SB ASIA INFRASTRUCTURE FUND, L.P.



                                    By:  /s/ Ravi Adusumalli
                                    ------------------------
                                    Name: Ravi Adusumalli
                                    Title: Director





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

                                    VENTURE TECH ASSETS LTD.



                                    By: /s/ Sandeep Reddy
                                    ---------------------
                                    Name: Sandeep Reddy
                                    Title: Director